Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                    18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Solely for the purposes of complying with, and the extent required by 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies, in his capacity as the Chief Executive Officer of Federal Mortgage Corporation of Puerto Rico, Inc., that, to his knowledge, the Annual Report of the company on Form 10-KSB for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.


July 13, 2006


 /s/ Michael Schumacher
---------------------------------------------
Michael Schumacher
President, Chief Executive Officer, Treasurer
 and Chief Financial Officer




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